UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                                                                                     May 21, 2008

PAB BANKSHARES, INC.
(Exact Name of Registrant as Specified in its Charter)

Georgia	000-25422	58-1473302
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 North Valdosta Road, Valdosta, Georgia	31602
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code                                                                                     (229) 241-2775

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On May 21, 2008 the Registrant issued a press release announcing the voting results of the 2008 Annual Shareholders’ Meeting, to include the election of Board members, the approval of an amendment to the Registrant’s Articles of Incorporation and the ratification of Mauldin & Jenkins, LLC as the Registrant’s independent auditors for fiscal year 2008.  The press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

On May 21, 2008, the Registrant issued a press release announcing the declaration of a quarterly dividend.   The press release is attached hereto as Exhibit 99.2 to this report and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(c) Exhibits:

99.1	Press Release dated May 21, 2008.

99.2	Press Release dated May 21, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAB BANKSHARES, INC.
(Registrant)

Date:           May 21, 2008                                                          /s/ Donald J. Torbert, Jr.
(Signature)
Donald J. Torbert, Jr.,
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Number	Description

99.1	Press Release dated May 21, 2008.
99.2	Press Release dated May 21, 2008.